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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       Form 8-K



                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                    March 12, 1998
                   Date of Report (Date of earliest event reported)



                            CHOICETEL COMMUNICATIONS, INC.
                (Exact name of registrant as specified in its charter)



   MINNESOTA                       0-23017                    41-1649949
(State or other               (Commission File Number)      (IRS Employer
 jurisdiction of                                         Identification No.)
 incorporation)


                                9724 10TH AVENUE NORTH
                              PLYMOUTH, MINNESOTA 55441
                       (Address of principal executive offices)

                                    (612) 544-1260
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     ChoiceTel Communications, Inc. announced impact of FCC ruling and termination of proposed acquistion.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following exhibit:

99   Press release dated March 12, 1998


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CHOICETEL COMMUNICATIONS, INC.
                                   (Registrant)



Dated: March 12, 1998              By   /s/ Jack S. Kohler
                                       ------------------------------------
                                        Jack S. Kohler
                                        Its Vice President and Chief
                                            Financial Officer


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